                                                                   EXHIBIT 10.11
STAAR 1.3

                        STOCK PLEDGE/SECURITY AGREEMENT
                        -------------------------------


     This STOCK PLEDGE/SECURITY AGREEMENT (hereinafter "Agreement") is made and entered into this 28th day of February, 1991, by and between William C. Huddleston, a married man ("Pledgor"), Pollet & Associates, a California corporation ("Pledgeholder"), and Staar Surgical Company, a Delaware corporation ("Pledgee") with reference to the following facts:

                                   RECITALS
                                   --------

     WHEREAS, Pledgor has borrowed the sum of One Nineteen Thousand One Hundred Eighty Five Dollars ($119,185.00) from Pledgee pursuant to the terms of a Promissory Note attached hereto as Exhibit "1" and incorporated herein by this reference ("Note"), and

     WHEREAS, Pledgor desires to pledge his interest in certain common stock, pursuant to the terms of this Agreement, for the purpose of securing Pledgor's indebtedness to Pledgee for the unpaid balance of the Note.

     NOW, THEREFORE, in consideration of mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency which are hereby mutually acknowledged and confessed, the parties to this Agreement (hereinafter collectively "parties" and individually "party") agree as follows:

                                   AGREEMENT
                                   ---------

     1.   Pledge of Stock and Proceeds.
          ----------------------------

          (a) Pledge.  As collateral security for the payment and/or performance
              ------
of all of Pledgor's presently existing or hereinafter arising obligations and liabilities to Pledgee under the Note, Pledgor agrees to deliver, pledge and grant to Pledgeholder, concurrently with the execution of this Agreement, a continuing security interest in the following:

              (i) the shares of common stock which are set forth on Exhibit "2" to this Agreement ("Stock").

              (ii) the proceeds of the Stock including, without limitation, any and all dividends, cash, instruments and other property from time-to-time received, receivable, or otherwise distributed in respect of or in exchange for any of the Stock ("Proceeds"). The Stock and the Proceeds shall hereinafter be collectively referred to as the "Collateral").

          (b) Delivery of Stock to Pledgeholder.  Pledgor agrees to deliver to
              ---------------------------------
Pledgeholder, upon execution of this Agreement, the certificate(s) representing the Stock. Upon execution of this Agreement, Pledgor shall deliver to Pledgeholder an Assignment of Corporate Shares in the form of Exhibit "3" attached hereto and incorporated herein by this reference ("Stock Assignment"), signed by Pledgor, in blank, such Stock Assignment to be used by Pledgeholder in accordance with the terms of this Agreement.

          (c) Notification of Payments Under Note.  Pledgee agrees to notify
              -----------------------------------
Pledgeholder of all amounts collected in accordance with the terms and conditions of the Note, including final satisfaction of the Note, at which time Pledgee shall direct Pledgeholder to return the Collateral to Pledgor.

          (c) Pledgeholder's Acceptance of Collateral and Appointment as
              ----------------------------------------------------------
Pledgor's Attorney-In-Fact.  Pledgeholder hereby agrees to accept the Collateral
--------------------------
and to hold and dispose of the Collateral in accordance with and subject only to the terms of this Agreement and the legal and equitable rights of the parties to it. Pledgor hereby irrevocably appoints Pledgeholder as Pledgor's attorney-in-fact to arrange for the transfer of the Collateral and to do and perform all other actions that are requisite and necessary to be lawfully done in order to affect the terms of this Agreement.

          (d) Release of Collateral.  The Collateral shall be released from this
              ---------------------
Agreement and returned to Pledgor upon receipt by Pledgeholder of written notice from Pledgee that all of Pledgor's obligations under the Note have been satisfied in full.

     2.   Matters Pertaining to the Collateral.
          ------------------------------------

          (a) Voting and Consensual Rights.  Pledgor retains the right to vote
              ----------------------------
the Stock and to exercise any other consensual rights pertaining to the Stock, provided, however, so long as Pledgor is in "Default" as defined in Paragraph 3 of this Agreement, Pledgeholder shall vote the Stock and shall exercise any consensual rights pertaining to the Stock as directed by Pledgee.

          (b) Rights to Dividends and Distributions.  Pledgor shall be entitled
              -------------------------------------
to receive and retain any dividends or other payments or distributions with respect to the Stock made to or due Pledgor as a shareholder, provided, however, that:

              (i) any and all dividends and distributions paid or payable other than in cash in respect of the Stock, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, the Stock; and/or

              (ii) any and all dividends and distributions paid or payable with respect to the Stock in connection with a partial or total liquidation or dissolution of the issuing corporation or in connection with a reduction of capital, capital surplus or paid-in surplus of the issuing corporation; and/or

              (iii) any or all dividends or distributions paid with respect to, payable or otherwise distributed in redemption of, or in exchange for, the Stock;

shall be delivered to Pledgeholder to be added to and become a part of the Collateral. Further provided, however, to the extent the foregoing dividends and distributions exceed the amount of Pledgor's obligations and liabilities under the Note and/or this Agreement, Pledgor shall be entitled to receive these excess dividends and distributions.

          Notwithstanding the foregoing, in the event and for so long as Pledgor is in Default, Pledgeholder shall be paid any dividends or other payments or distributions with respect to the Stock to be added to and become part of the Collateral; provided, however, to the extent any amounts are due and payable to Pledgee (whether by acceleration, maturity or otherwise) Pledgeholder shall apply such payments against the outstanding balance of the Note.

          (c) Stock Adjustments.  In the event that, during the term of this
              -----------------
Agreement, any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the issuing corporation, all new substituted and additional shares or other securities issued with respect to the Stock by reason of any such change shall be delivered to Pledgeholder and held by Pledgeholder under the terms of this Agreement in the same manner as the Stock.

          (d) Subscription Rights or Warrants.  In the event that, during the
              -------------------------------
term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the Stock, such warrants, rights, and options shall be immediately assigned by Pledgeholder to Pledgor, and if exercised by Pledgor, all new shares or other securities so acquired by Pledgor shall be considered as part of the Stock and shall be immediately assigned to Pledgeholder to be held under the terms of this Agreement in the same manner as the Stock.

     3.   Default.
          -------

          At the option of Pledgee, and without necessity of presentment for payment, demand, protest, notice of protest or notice of dishonor or any other notice except as specifically provided herein, Pledgeholder may exercise any remedy under this Agreement upon the happening of any of the following events of default ("Default"):

          (a) Default Under The Note.  If any act or event of "default" on the
              ----------------------
part of Pledgor occurs under the Note without cure as specifically provided therein; or

          (b) Default Under This Agreement.  If Pledgor defaults in the due
              ----------------------------
performance or observance of any representation or obligation under this Agreement; provided, however, that if such obligation is monetary, Pledgor shall be entitled to a grace period of ten (10) days following notice of such default to cure said default, and further provided that if such obligation is nonmonetary and is reasonably susceptible of being cured, Pledgor shall be entitled to a grace period of thirty (30) days following written notice of default to cure said default, and further provided that if such nonmonetary default is of such character as to reasonably require more than thirty (30) days to cure, Pledgor shall not be in default if Pledgor has diligently commenced to cure the default within the thirty (30) day period and uses reasonable diligence thereafter in curing the default. Notwithstanding the foregoing, if the event of default is one under both Subparagraphs (a) and (b), the provisions of Subparagraph (a) shall control in determining when and if the default is cured.

     4.   Remedies.
          --------

          Subject to Paragraph 3 of this Agreement, in the event Pledgor is in Default without cure as hereinabove provided, Pledgee shall have the following rights and remedies:

          (a) Retention of Collateral by Pledgee.  Choose to accept the
              ----------------------------------
Collateral (but only to the extent of unpaid obligations and liabilities under the Note and/or this Agreement) after directing Pledgeholder to give notice of such proposal to Pledgor and to any other person with a security interest in the Collateral, as provided in Section 9505 of the California Commercial Code, and
                                               --------------------------
such acceptance shall fully discharge the obligation of Pledgor providing neither Pledgor, nor any other person with a security interest in the Collateral, objects in writing to such proposal within twenty-one (21) days from receipt of such notice.

          (b) Sale of Collateral.  Choose to sell the Collateral at a public or
              ------------------
private sale, in one or more sales or lots, at such price as Pledgeholder or Pledgee may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely free from any claim, encumbrance or right of any kind whatsoever. Provided, however, Pledgee shall first direct Pledgeholder to give any notice or notification to Pledgor as required by Section 9504 of the California Commercial Code by mailing such
                                --------------------------
notice, postage prepaid, to Pledgor's address as it appears within this Agreement. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. Any sale hereunder may be conducted by any auctioneer or any officer or agent of Pledgee. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. The proceeds of any such sale shall be applied in the following order:

              (i) Reasonable expenses of retaking, holding, preparing for sale, selling, and the like and, to the extent provided for in this Agreement and not prohibited by law, the reasonable attorneys' fees and legal expenses incurred by Pledgeholder and/or Pledgee.

              (ii) Satisfaction of the balance of unpaid principal and accrued but unpaid interest and other amounts due under the Note.

              (iii) Satisfaction of any indebtedness secured by any subordinate security interest in the Collateral if written notice and demand therefore is received prior to distribution of the proceeds provided, however, reasonable proof of such interest or interests is reasonably furnished to Pledgeholder.

          (c) Pledgee's Right to Purchase Collateral.  Pledgeholder may, on
              --------------------------------------
behalf of Pledgee, buy the Collateral at a public sale or private sale described above in Subparagraph (b) pursuant to the conditions specified in Section 9504(3) of the California Commercial Code.

          (d) Pledgeholder's Right to Execute Documents.  Pledgeholder shall
              -----------------------------------------
have the right to execute any document or form, in its name or in the name of Pledgor, which may be necessary or desirable in connection with the retention of the Collateral as provided above in Subparagraph (a) or in the sale of the Collateral as provided above in Subparagraph (b).

          (e) Private Placement.  In view of the fact that federal and state
              -----------------
securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an event of Default, and also upon the persons or entities who may qualify or be eligible to purchase the Collateral, Pledgor hereby agrees that upon the occurrence of an event of Default, Pledgeholder, on behalf of Pledgee, may from time to time, if the Collateral is not publicly traded on a nationally recognized stock exchange and/or is considered a "restricted" security, attempt to sell all or any part of the Collateral by a private placement, for cash, restricting the bidders and prospective purchasers to a limited number who will represent and agree that they are purchasing for investment for their own accounts only and not for distribution, and who will otherwise meet state or federal securities law requirements, including those pertaining to sales made pursuant to exemptions from registration under the Securities Act of 1933 and/or registration or qualification under other state or federal securities laws. The solicitation of offers from four (4) or more investors, with the acceptance of the highest offer therefrom by Pledgeholder, shall be deemed to be a commercially reasonable method of disposition of the Collateral in this case.

     5.   No Impairment of Other Security.
          -------------------------------

          The execution and delivery of this Agreement shall in no manner impair or affect any other security for the payment or performance of the Note and no security taken hereafter as security for payment of any part or all of the Note shall impair in any manner or affect this Agreement; all such present and future additional security is to be considered as cumulative security. Any future assignment or attempted assignment or transfer of the interest of Pledgor in and to any of the Collateral shall not deprive Pledgeholder of the right to sell or otherwise dispose of or utilize all of the Collateral as hereinabove provided or necessitate the sale or disposition thereof.

     6.   Pledgor's Representations, Warranties and Covenants.
          ---------------------------------------------------

          (a) Pledgor represents and warrants to Pledgee as follows: (i) the Stock is validly authorized, fully paid and nonassessable; (ii) the Stock was issued without violation of any statutory or contractual preemptive rights, or any rights of first refusal or other agreements; (iii) the Stock was issued to Pledgor in compliance with federal and applicable state securities laws; (iv) upon delivery to Pledgeholder as contemplated hereby, the Stock will be free of any security interests, liens, pledges or encumbrances created by Pledgor (except for the security interest created hereby), or any claims of third parties of any nature whatsoever, charges, escrows, options, rights of first refusal, or other agreements, arrangements, commitments or obligations, written or oral, created by Pledgor or any other restrictions created by Pledgor affecting the rights and other incidents of record or beneficial ownership of the Stock.

          (b) Pledgor represents and covenants that the terms and provisions of this Agreement shall prevail over any agreement that Pledgor may have made restricting in any manner the transferability of the Stock. Pledgor shall not make any agreements restricting in any manner the transferability of the Collateral, or otherwise affecting the Collateral.

          (c) Pledgor represents and covenants that upon occurrence of an event of Default hereunder, any sale of the Collateral made pursuant to the power of sale contained herein shall, at the option of Pledgeholder, terminate any agreement restricting sale or transferability of the Collateral, and the purchaser at any such sale shall take the Collateral free and clear of any such agreement.

          (d) Pledgor shall do, make, procure, execute and deliver, at no expense to Pledgee, all acts, things, writings and assurances as Pledgee may at any time request to protect, assure or enforce his interests, rights and remedies created by, provided in or emanating from this Agreement and any other agreement made in connection herewith.

          (e) Pledgor shall, at Pledgor's expense, take any steps necessary to preserve Pledgee's rights in the Collateral against any claims of third parties (except claims arising from any act or failure of act of Pledgeholder).

          (f) Pledgor has made his own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor hereby agrees that Pledgeholder and Pledgee shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

          (g) This Agreement, and the delivery to Pledgeholder of the Stock creates a valid, perfected, and first priority security interest in the Collateral in favor of Pledgeholder on behalf of Pledgee, and all actions necessary or desirable to such perfection have been duly taken.

     7.   Matters Pertaining to Pledgeholder.
          ----------------------------------

          (a) Pledgeholder shall not be personally liable for any act it may do or omit to do under the Agreement while acting in good faith and in the exercise of its best judgment, and any act done or omitted by Pledgeholder pursuant to the advice of Pledgeholder's attorney shall be conclusive evidence of such good faith. Except as expressly provided herein, Pledgeholder is expressly authorized and directed to disregard any and all notices or warnings given by any of the parties, or by any other person or corporation, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all orders, judgments or decrees of any court. If Pledgeholder obeys or complies with any such order, judgment or decree of any court, it shall not be liable to any of the parties or any other person, firm or corporation by reason of such compliance, notwithstanding that any such order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction.

          (b) The parties expressly agree Pledgeholder has the absolute right at Pledgeholder's election, if Pledgeholder considers it appropriate, to file an action in interpleader requiring the parties to answer and litigate their claims and rights among themselves, and Pledgeholder is authorized to deposit with the clerk of the court all documents and funds held by it pursuant to this Agreement. In the event such action is filed, the parties jointly and severally agree to pay all costs, expenses and reasonable attorneys' fees which Pledgeholder incurs in such interpleader action. Upon filing of such action Pledgeholder shall thereupon be fully released and discharged from all obligations to further perform any duties or obligations otherwise imposed by the terms of this Agreement.

          (c) Pledgeholder shall not be bound in any way by any other agreement between the parties as to which Pledgeholder is not a party, whether or not Pledgeholder has knowledge thereof, nor by any notice of a claim or demand with respect to this Agreement or the Collateral. Pledgeholder shall have no duties or responsibilities except as expressly set forth in this Agreement. Pledgeholder may rely conclusively on any certificate, statement, request, waiver, receipt, agreement or other instrument which Pledgeholder believes to be genuine and to have been signed and presented by an appropriate person or persons.

          (d) The retention and distribution of the Collateral in accordance with the terms and provisions of this Agreement shall fully and completely release Pledgeholder from any obligation or liability assumed by Pledgeholder hereunder as to the Collateral.

          (e) Pledgeholder, while in possession of the Collateral prior to or following the occurrence of an event of Default, as hereinabove provided, and while acting in accordance with the terms of this Agreement or applicable law, is not responsible for any fluctuations in value or delays in disposing of the Collateral.

          (f) Pledgeholder shall not be liable in any respect for verifying the identity, authority or rights of the parties executing or delivering or purporting to execute and/or deliver this Agreement or any documents or papers deposited hereunder. Pledgeholder shall not be liable for the loss of any rights under any statute of limitations with respect to this Agreement or any documents deposited with Pledgeholder.

          (g) Notwithstanding anything herein to the contrary, Pledgeholder shall have no duty with respect to the Collateral other than the duty to use reasonable care in the custody and preservation of the Collateral if it is in Pledgeholder's possession. Pledgeholder shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties, to sell the Collateral if it threatens to decline in value, or to exercise any rights represented thereby, including voting or consensual rights; provided, however, Pledgeholder may, at Pledgeholder's option, do so, and any and all expenses incurred in connection therewith shall be for the sole account of Pledgor.

          (h) Pledgor and Pledgee agree to and each does hereby indemnify, defend (with counsel acceptable to Pledgeholder) and hold Pledgeholder harmless against any and all losses, damages, claims and expenses, including reasonable attorneys' fees, that may be incurred by Pledgeholder by reason of his compliance with the terms of this Agreement. If, as a result of any disagreement between the parties and/or adverse demands and claims being made by any or all of them upon Pledgeholder, Pledgeholder shall become involved in litigation, including any interpleader brought by Pledgeholder as provided in this Agreement, Pledgor and Pledgee each agree that they shall be jointly and severally liable to Pledgeholder on demand for all costs, expenses and attorneys' fees that Pledgeholder shall incur and/or be compelled to pay by reason of such litigation.

     8.   Replacement of Pledgeholder.
          ---------------------------

          In the event Pledgeholder is or becomes unwilling or unable to act in such capacity for any reason, Pledgee shall appoint a successor. Pledgee (but not Pledgor) shall have the right, after delivery of written notice signed by Pledgee to Pledgeholder, to terminate Pledgeholder, and to name Pledgeholder's successor.

     9.   Miscellaneous.
          -------------

     (a) It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail himself or itself of same. This Agreement was prepared by each party in conjunction with counseling from such party's respective attorney or the opportunity to obtain such counseling. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting of this Agreement, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of it. Each party shall pay all costs and expenses incurred or to be incurred by such party in negotiating and preparing this

Agreement and in performing and complying with all representations, warranties, covenants, agreements and conditions contained in this Agreement to be performed or complied with by such party, including legal fees.

     (b) Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may be reasonably necessary to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense. Pledgor shall reimburse Pledgeholder and/or Pledgee, upon demand, for any costs and expenses incurred by Pledgeholder or Pledgee in connection with any breach or default of Pledgor under this Agreement, including collection efforts by Pledgee under this Agreement, whether or not suit is commenced or judgement is entered. Such costs shall include legal fees and costs incurred for collection efforts, negotiation of a settlement, enforcement of rights, or other use. Furthermore, should any party institute or should the parties otherwise become a party to any action or proceeding to enforce or interpret this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or any provision hereof, or for a declaration of rights in connection herewith, or for any other relief, including equitable relief, in connection herewith, the prevailing party in any such action or proceeding shall be entitled to receive from the nonprevailing party as a cost of suit, and not as damages, all costs and expenses of prosecuting or defending the action or proceeding, whichever the case may be, including, without limitation, reasonable attorneys' and other professional fees incurred by the prevailing party in connection with such action or proceeding. The term "action or proceeding" shall mean and include actions, proceedings, suits, arbitrations (if required or permitted under this Agreement or consented to by the parties), appeals and other similar proceedings. The term "prevailing party" shall mean the party who is determined to prevail by the Court after its consideration of all damages and equities in the action or proceeding, whether or not the action or proceeding proceeds to final judgment. This Agreement and the rights of each party under this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed wholly within the State of California, without regard to principals of conflicts of law. Furthermore, in the event that litigation between the parties is necessary, such litigation shall be filed in and heard solely before the state courts of California with venue exclusively in Los Angeles County.

     (c)  The parties expressly acknowledge and agree that this Agreement :
(i) is the final, complete and exclusive statement of the parties' agreement with respect to the subject matter hereof, (ii) supersedes any prior or contemporaneous promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (collectively "Prior Agreements"), and that any such Prior Agreements are of no force or effect except as expressly set forth herein, and (iii) may not be varied, supplemented or contradicted by evidence of such Prior Agreements or by evidence of subsequent oral agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification, supplement or discharge is sought. By execution hereof, the parties specifically disavow any desire or intention to create a "third party" beneficiary contract, and specifically declare that no person or entity, save and except for the parties and their permitted successors, and assigns, shall have any rights hereunder nor any right of enforcement hereof. No breach of any agreement or provision herein contained, or of any obligation under this Agreement, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power herein contained herein. The remedies of each party under this Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable, then the remaining part of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, which can be separated from the invalid, illegal or unenforceable term(s) and provision(s), shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law, and the invalid, illegal or unenforceable term(s) and provision(s) shall be construed as if they had never been incorporated into this Agreement. It is expressly understood and agreed that time of performance is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that the failure to timely perform any of the terms, conditions, obligations or provisions hereof by any party shall constitute a material breach of and a non-curable (but waivable) default under this Agreement by the party so failing to perform.

     (d) Pledgor may not delegate his duties under this Agreement, in whole or in part, without the prior written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Notwithstanding the preceding sentence, no such delegation shall release Pledgor from any liability or obligation under this Agreement without the written consent of Pledgee, which consent may be withheld in Pledgee's sole and arbitrary discretion. Subject to the foregoing, all of the representations, warranties, covenants, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of each party and such party's respective heirs, executors, administrators, legal representatives, successors and/or assigns, whichever the case may be.

     (e) The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. As used in this Agreement, each gender shall be deemed to include each other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

     (f) All notices, demands, requests, consents, approvals or other communications (for the purposes of this Paragraph hereinafter collectively called "Notices"), required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by personal delivery, telegraph or by express mail, Federal Express, DHL or other similar form of nationally recognized airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon delivery), or by telex or facsimile transmission (which forms of Notice shall be deemed delivered upon confirmed transmission), or by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the third (3rd) business day following the date mailed). Notices shall be addressed to the appropriate party(s) as set forth on the signature page of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto. Any Notice given to the estate of a party shall be sufficient if addressed to the party as provided in this Subparagraph.

     WHEREFORE, the parties hereto have executed this Agreement on the dates and at the places written below.

Executed at Monrovia        Pledgor:
California on February
28, 1991
                                      /s/ William C. Huddleston
                                      --------------------------
                                      William C. Huddleston
                                      Address: c/o Staar Surgical Company
                                               1911 Walker Avenue
                                               Monrovia, California 91016


Executed at Monrovia,       Pledgeholder:
California on February
28, 1991                          POLLET & ASSOCIATES



                                  By: /s/ Andrew F. Pollet
                                     ----------------------
                                     Andrew F. Pollet
                                     10850 Wilshire Blvd.
                                     Suite 300
                                     Los Angeles, CA 90024

SIGNATURES CONTINUED ON NEXT PAGE

Executed at Monrovia,       Pledgee:
California on February      STAAR SURGICAL COMPANY, a Delaware
28, 1991                                Corporation



                                       By: /s/ John R. Wolf
                                          ------------------------
                                       John R. Wolf
                                       Address: 1911 Walker Avenue
                                       Monrovia, California 91016

                                  EXHIBIT "1"
                                  -----------


                                PROMISSORY NOTE
                                ---------------

                 (SECURED BY STOCK PLEDGE/SECURITY AGREEMENT)
                 --------------------------------------------


$119,185.00                                                    February 28, 1991
                                                            Monrovia, California

     FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, William C. Huddleston, a married man (hereinafter "Maker"), hereby
                                                                 -----
promises to pay to Staar Surgical Company, a Delaware corporation, or order (hereinafter "Holder"), at the address hereinbelow designated on the signature
              ------
page of this Note, or such other place as Holder may designate by written notice to Maker, the principal sum hereinbelow described (hereinafter the "Principal
                                                                    ---------
Amount"), together with interest thereon, in the manner and at the times
------
hereinbelow provided and subject to the terms and conditions hereinbelow described.

     1.   Principal Amount.
          ----------------

          The Principal Amount means the sum of One Ninteen Thousand One Hundred Eighty Five and No/100 Dollars ($119,185.00).

     2.   Interest.
          --------

          Interest on the Principal Amount from time-to-time remaining unpaid shall accrue from the date of this Note at the lesser of eight percent (8%) or that fixed rate of interest (as of the date of this Note) which equals the minimum applicable rate of simple interest (as of the date of this Note) which will avoid the imputation of income to Maker. Interest shall be computed on the basis of a three hundred sixty (360) day year and a thirty (30) day month.

     3.   Payment of Principal and Interest.
          ---------------------------------

          Subject to Paragraph 7, the Principal Amount and accrued and unpaid interest on the Principal Amount and all other indebtedness under this Note shall be paid on February 28, 1994. Until such date, all interest on this Note shall accrue.

     4.   Prepayments.
          -----------

          Maker shall have the right to prepay any portion of the Principal Amount without prepayment penalty or premium or discount.

     5.   Manner of Payments/Crediting of Payments.
          ----------------------------------------

          Payments of any amount required hereunder shall be made solely in lawful money of the United States, without deduction or offset, and shall be credited first against accrued but unpaid interest, if any, and thereafter against the unpaid balance of the Principal Amount.

     6.   Security.
          --------

     The payment of this Note is secured by a Stock Pledge/Security Agreement (hereinafter the "Security Agreement") executed by Maker in favor of Holder of even date herewith with respect to certain common stock of Holder owned by Maker. The Security Agreement contains provisions for acceleration of the maturity of this Note on the occurrence of certain described events.

     7.   Acceleration Upon Default.
          -------------------------

          At the option of Holder, all or any part of the indebtedness of Maker hereunder shall immediately become due and payable, irrespective of any agreed maturity, upon the happening of any of the following events of default ("Event of Default"):

         (a) Upon the occurrence of any event of default described under the Security Agreement;

         (c) If any of the following events constituting default occurs, provided, however, that if any such event of default is reasonably susceptible of being cured, Maker shall be entitled to a grace period of thirty (30) days following written notice of such event of default to cure it, and further provided, that if such event of default is of such character as to reasonably require more than thirty (30) days to cure, Maker has promptly commenced to cure said events of default within the thirty (30) day period and uses reasonable diligence thereafter in curing such events of default, the thirty (30) day period shall be reasonably extended (but not to exceed one hundred twenty days
(120)):

              (i) If Maker shall breach any non-monetary condition or obligation imposed on Maker pursuant to the terms of this Note;

              (ii) If Maker shall make an assignment for the benefit of creditors;

              (iii) If a custodian, trustee, receiver, or agent is appointed or takes possession of substantially all of the property of Maker;

              (iv)    If Maker becomes insolvent as that terms is defined in
     Section 101(26) of Title 11 of the United States Code;

              (v) If Maker shall (A) file a petition with the Bankruptcy Court under the Bankruptcy Code, or (B) otherwise file any petition or apply to any tribunal for appointment of a custodian, trustee, receiver, or agent of Maker, or commence any proceeding related to Maker under any bankruptcy or reorganization statute, or under any arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect;

              (vi) If any petition is filed against Maker under the Bankruptcy Code and either (A) the Bankruptcy Code orders relief against Maker under the chapter of Bankruptcy Code under which the petition was filed, or (B) such petition is not dismissed by the Bankruptcy Court within thirty (30) days of the date of filing;

              (vii) If any petition or application of the type described in Subparagraph (v)(A) above is filed against Maker, or any proceeding of the type described in Subparagraphs (v)(A) or (v)(B) above is commenced, and either (1) Maker, by any act, indicates his approval thereof, consent thereto, or acquiescence therein, or (2) an order is entered appointing any such custodian, trustee, receiver, or agent, adjudicating Maker bankrupt or insolvent, or approving such petition or application in any such proceeding, and any such order remains in effect for more than thirty (30) days;

              (viii) If any attachment, execution, or other writ is levied on substantially all of the assets of Maker and remains in effect for more than fifteen (15) days.

     8.   Collection Costs and Attorneys' Fees.
          ------------------------------------

          (a) Maker agrees to pay Holder all costs and expenses, including actual attorneys' fees, paid or incurred by Holder in connection with the collection or enforcement of the Note or any instrument securing payment of this Note, including defending the priority of such instrument or as a result of foreclosure against, or conducting a trustee sale thereunder.

          (b) In the event any party institutes or should the parties otherwise become a party to any action or proceeding in connection with the enforcement or interpretation or collection of this Note or any instrument securing payment of this Note, or for damages by reason of any alleged breach of this Note or any provision hereof or any alleged breach of any instrument securing payment of this Note or any provision thereof, or for a declaration of rights in connection with this Note or any instrument securing payment of this Note, or for any other relief, including equitable relief, in connection with this Note or any instrument securing payment of this Note, the prevailing party in any such action or proceeding shall be entitled to receive from the non-prevailing party all costs and expenses including, without limitation, actual attorneys' and other fees incurred by the prevailing party in connection with such action or proceeding.

     9.   Notice.
          ------

          Any notice to Maker provided for in this Note shall be given by personal delivery or by express mail, Federal Express, DHL or similar airborne/overnight delivery service, or by mailing such notice by first class or certified mail, return receipt requested, addressed to Maker at the address set forth below where this Note is executed, or to such other address as Maker may designate by written notice to Holder. Any notice to Holder shall be given by personal delivery or by express mail, Federal Express, DHL or similar airborne/overnight delivery service, or by mailing such notice by first class or certified mail, return receipt requested, to Holder at the address set forth below where this Note is executed, or at such other address as may have been designated by written notice to Maker. Mailed notices shall be deemed delivered and received three (3) days after deposit in accordance with this provision in the United States mail.

     10.  Usury Compliance.
          ----------------

          All agreements between Maker and Holder are expressly limited, so that in no event or contingency whatsoever, whether by reason of the consideration given with respect to this Note, the acceleration of maturity of the unpaid Principal Amount and interest thereon, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance, or detention of the indebtedness which is the subject of this Note exceed the highest lawful rate permissible under the applicable usury laws. If, under any circumstances whatsoever, fulfillment of any provision of this Note or any agreement securing payment of this Note or executed in connection with this Note after timely performance of such provision is due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction deems applicable, then the obligations to be fulfilled shall be reduced to the limit of such validity, and if, under any circumstances whatsoever, Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid Principal Amount and/or late charges under this Note and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of the Principal Amount and/or late charges under this Note, such excess shall be refunded to Maker.

     11.  General.
          -------

          (a) No delay or omission on the part of Holder in exercising any rights under this Note or under any instrument given to secure this Note, on default by Maker, including, without limitation, Holder's right to accelerate, nor reinstatement of this Note by Holder after such exercise, shall operate as a waiver of Maker's right to exercise such right or of any other right under this Note or the instruments given to secure this Note, for the same default or any other default.

          (b) Except for the provision of written notice hereinabove set forth, Maker hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor, and all other notices to which Maker might otherwise be entitled, and further waives the right to require Holder to proceed against any security for this Note before proceeding against Maker, and further waives all defenses based on release of security or extension of time or other indulgence given in respect to payment of this Note.

          (c) Holder shall have the right to sell, assign, or otherwise transfer, either in part or in its entirety, this Note, and any instrument evidencing or securing the indebtedness of this Note (provided such instrument is transferred as security for the portion of the Note which is conveyed), without the consent of Maker. The assignment of this Note by Holder shall be ineffective until actual notice of same is received by Maker. Maker shall have no right to delegate its duties under this Note or any instrument securing this Note without the written consent of Holder, which consent Holder shall not unreasonably withhold, provided, however, no delegation of such duties or obligations shall release Maker from any duty or obligation under this Note or instrument securing payment of this Note.

          (d) Subject to the foregoing Subparagraph (c), this Note and all of the covenants, promises, and agreements contained in it shall be binding on and inure to the benefit of the respective legal and personal representatives, devises, heirs, successors, and assigns of Maker and Holder.

          (e) This writing is intended by the parties to be an integrated and final expression of this Note and also is intended to be a complete and exclusive statement of the terms of that agreement. No course of prior dealing between the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Note except as specifically provided herein.

          (f) If any provision of this Note, or the application of it to any party or circumstance, is held to be invalid, the remainder of this Note, and the application of such provision to other parties or circumstances, shall not be affected thereby, the provisions of this Note being severable in any such instance.

          (g) This Note shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of California applicable to contracts entered into in the State of California, by residents of the State of California, and intended to be performed entirely within the State of California. Any action to enforce payment of this Note shall be filed and heard solely in the Municipal or Superior Court of Los Angeles County, California.

          (h) Time is of the essence for each and every obligation under this Note.

                                            MAKER:



                                            Exhibit Only--Do Not Sign
                                            -------------------------
                                            William C. Huddleston

                                            MAKER'S ADDRESS:

                                            Mr. William C. Huddleston
                                            c/o Staar Surgical Company
                                            1911 Walker Avenue
                                            Monrovia, CA  91016

                                            HOLDER'S ADDRESS:

                                            Staar Surgical Company
                                            1911 Walker Avenue
                                            Monrovia, CA  91016



                DO NOT DESTROY THIS NOTE; WHEN PAID, THIS NOTE
                 MUST BE SURRENDERED TO MAKER FOR CANCELLATION

                                  EXHIBIT "2"
                                  -----------

                                 PLEDGED STOCK


Corporation Name       Certificate No.      Number of Shares
----------------       ---------------      ----------------


1.
  ------------ -----     --------

2.
  ------------ -----     --------

3.
  ------------ -----     --------

                                  EXHIBIT "3"
                                  -----------

                        ASSIGNMENT OF CORPORATE SHARES

                             (Without Certificate)



     FOR VALUE RECEIVED, the undersigned hereby assigns to Pollet & Associates, a California corporation, Pledgeholder, pursuant to that certain Stock Pledge/Security Agreement,____________________________ shares of common stock of Staar Surgical Company, a Delaware corporation, represented by certificate number(s)_____________________, standing in the undersigned's name on the books of said corporation, and do hereby instruct and appoint the custodian of that corporation's stock books to so transfer the said stock on the books of said corporation.



Dated: February 28, 1991         EXHIBIT ONLY - DO NOT SIGN
                                 --------------------------
                                    William C. Huddleston



SIGNATURE GUARANTEE:



-------------------

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